UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

Form 8-K
________________________

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):     November 29, 2011
________________________

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.
(Exact name of registrant as specified in its charter)
________________________

Virginia	001-33037	20-1417448
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

6830 Old Dominion Drive
McLean, Virginia 22101
(Address of principal executive offices, including zip code)
________________________

Registrant’s telephone number, including area code:     (703) 893-7400
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

o	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 29, 2011, the Board of Directors of Southern National Bancorp of Virginia, Inc. appointed Mr. Bruce Jennings to serve as a director until the next annual meeting of shareholders.  There is no arrangement or understanding with any person pursuant to which Mr. Jennings was selected as a director, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Jennings’ appointment to committees of the Board of Directors has not been determined at this time.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

Date: November 30, 2011	By:	/s/ William H. Lagos
William H. Lagos
Senior Vice President and Chief Financial Officer